Exhibit 99.1

Collectors Universe Provides Business Update

Regarding the Coronavirus Outbreak and its Anticipated Effects on Future Financial Results

NEWPORT BEACH, CA – March 25, 2020 — Collectors Universe, Inc. (NASDAQ: CLCT), a leading provider of value-added authentication and grading services to dealers and collectors of collectibles, is providing the following business update.

On March 19, 2020, the Governor of California, Gavin Newsom, issued a “shelter-in-place” order for the entirety of the State of California. That order became effective on March 20, 2020 and will, by its terms, continue in effect indefinitely until further notice, except for businesses that engage in essential activities.

In light of the widespread concerns about the spread and the health risks posed by the coronavirus outbreak, on March 20, 2020 we decided to cease our coin, sports card and memorabilia authentication and grading operations in California, at least temporarily, to enable us to listen to any concerns that our employees might have and to determine our options in responding to the coronavirus outbreak. Those options could include resuming our authentication and grading operations, while at the same time changing the configuration of our grading floor and limiting the number of employees that may be onsite at any time in order to maintain social distancing.

The cessation of our authentication and grading operations in California, even if temporary, will adversely affect our operating results for the month of March 2020. Also, if we determine that it is necessary to extend the duration of the cessation of those operations to protect the health and wellbeing of our employees and community, there is likely to be a greater adverse impact on our operating results for our fourth quarter, and for our full fiscal year, ending June 30, 2020.

As we previously reported in our second quarter earnings release issued on February 4, 2020, our operations in China have also been adversely impacted by the coronavirus outbreak there. However, due to the recent slowing of that epidemic and the relaxing of quarantine restrictions in China, we have resumed limited authentication and grading operations in China and Hong Kong.

As we closely monitor the impact of the coronavirus pandemic and consider our options, our top priority will be to maintain the health and safety of our employees and our community. The situation is evolving and, as a result, we intend to provide updates during our next earnings call, or possibly sooner by press release, as events dictate.

About Collectors Universe

Collectors Universe, Inc. is a leading provider of value-added services to the collectibles markets. The Company authenticates and grades collectible coins, trading cards, event tickets, autographs and memorabilia (“collectibles”). The Company also compiles and publishes authoritative information about United States and world coins, collectible trading cards and sports memorabilia (“collectibles”) and operates its CCE dealer-to-dealer Internet bid-ask market for certified coins and its Expos trade show and conventions business. This information is accessible to collectors and dealers at the Company’s website, http://www.collectorsuniverse.com and is also published in print.

Collectors Universe, Inc. Page 2 of 2 March 25, 2020

Cautionary Statements Regarding Forward Looking Information

This news release contains statements regarding our expectations, beliefs or views about our future financial performance and trends in our business and in our markets, which constitute “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward looking statements can often be identified by the use of words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “project,” or future or conditional verbs such as “will,” “would,” “should,” “could,” or “may.”

Due to a number of risks and uncertainties to which our business and our markets are subject, our future financial performance may differ, possibly significantly, from expectations regarding our future financial performance that are expressed in, or that may be implied or inferred from the discussion of our operating results in this news release. Those risks and uncertainties, and their possible impact on our future financial performance, include, but are not limited to, the following: the impact of the coronavirus pandemic on our future results of operations; our continued dependence on our coins, and cards and autographs businesses, which historically have generated more than 90% of our total consolidated revenues and a substantial portion of our operating income, which make our operating results more vulnerable to conditions that could adversely affect those businesses, such as stagnations of and declines in precious metals prices that could adversely affect our coin revenues; the risk that domestic or international economic conditions may deteriorate as a result of events outside of our control, including the coronavirus epidemics in Asia and Europe, that could lead to reductions in the demand for our collectibles authentication and grading services and, consequently, in our revenues and operating results; the risk that the weakness or volatility of economic conditions will lead to longer-term changes in the spending habits of consumers and in the availability and use of credit by smaller businesses, such as collectibles dealers, to fund purchases of collectibles, which could lead to longer-term declines in collectibles commerce and, therefore, in the demand for our services; the risks that claims under our coin and trading card authentication and grading warranties will increase substantially and that the warranty reserves we maintain for such claims, will prove to be inadequate, which could cause our gross margin and operating results to decline or cause us to incur operating losses; the risk that our strategies of offering services in newer geographic areas, such as Europe and Asia, or potentially investing in new lines of business, will not be successful in enabling us to improve our profitability or may even cause us to incur significant losses; the risks and added complexity of conducting business overseas; the risk that it may become necessary for us to reduce the amount of, or suspend or discontinue the payment of cash dividends in the future, due to conditions or circumstances outside of our control, such as adverse economic or market conditions, as well as our financial performance and the cash needs of our business in the future; and the risk that the recent worldwide coronavirus outbreak and the travel restrictions and business closures being imposed in response to that outbreak, will adversely affect our revenues and operating performance.

Additional information regarding these risks and other risks and uncertainties to which our business is subject is contained in Item 1A, entitled “Risk Factors”, in our Annual Report on Form 10-K for our fiscal year ended June 30, 2019 and in Item 1A in Part II of Quarterly Report on Form 10-Q for the quarter ended December 31, 2019, which we filed with the Securities and Exchange Commission on August 28, 2019 and February 4, 2020, respectively. Readers of this news release are urged to review the discussion of those risks and uncertainties in that Report. Also, our actual financial results in the future may differ from those currently expected due to additional risks and uncertainties of which we are not currently aware or which we do not currently view as, but in the future may become, material to our business or operating results. Due to these risks and uncertainties, readers are cautioned not to place undue reliance on the forward-looking statements contained, implied or inferred, in this news release or in our Annual or Quarterly Reports filed with the Securities and Exchange Commission, which speak only as of their respective dates. We also disclaim any obligation to update or revise any of the forward-looking statements contained in this news release or in our Annual Report on Form 10-K, as a result of new information, future events or otherwise, except as may be required by law or NASDAQ rules.

Contact:

Joseph Orlando

President and Chief Executive Officer

949-567-1170

Email: jorlando@collectors.com

Joseph Wallace

Senior Vice President and Chief Financial Officer

949-567-1245

Email: jwallace@collectors.com